UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 3, 2019
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

ITEM 8.01.	Other Events

ITEM 9.01(d).	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.07. Submission of Matters to a Vote of Security Holders

The Buckle, Inc. held its Annual Meeting of Shareholders on June 3, 2019. The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Withheld	Broker Non-Votes
Proposal 1 - Election of Board of Directors:
Daniel J. Hirschfeld	40,790,574	—	1,644,837	3,508,076
Dennis H. Nelson	41,855,072	—	580,339	3,508,076
Thomas B. Heacock	39,048,765	—	3,386,646	3,508,076
Kari G. Smith	40,491,506	—	1,943,905	3,508,076
Hank M. Bounds	39,932,246	—	2,503,165	3,508,076
Bill L. Fairfield	35,954,226	—	6,481,185	3,508,076
Bruce L. Hoberman	33,563,443	—	8,871,968	3,508,076
Michael E. Huss	36,895,232	—	5,540,179	3,508,076
John P. Peetz, III	36,591,942	—	5,843,469	3,508,076
Karen B. Rhoads	40,899,672	—	1,535,739	3,508,076
James E. Shada	35,953,111	—	6,482,300	3,508,076

	For	Against	Abstain	Broker Non-Votes

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm:	44,821,386	1,024,795	97,306	—
Proposal 3 - Approve the Company's 2019 Management Incentive Plan:	41,671,706	662,599	101,106	3,508,076

As previously announced, Robert E. Campbell did not stand for re-election and retired from the Board of Directors effective with the Company’s annual meeting to be held on June 3, 2019.

ITEM 8.01. Other Events

On June 4, 2019, The Buckle, Inc. issued a press release announcing a quarterly dividend of $0.25 per share to be paid on July 26, 2019, for shareholders of record at the close of business on July 12, 2019.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1    Press Release Dated June 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: June 4, 2019	By:	/s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated June 4, 2019